April 21, 2025
Pioneer ILS Interval Fund
Supplement to the Prospectus dated March 1, 2025
On April 1, 2025, Amundi Asset Management US, Inc. (“Amundi US”) was combined with Victory Capital Holdings, Inc., the parent company of Victory Capital Management Inc. (“Victory Capital”) (the “Transaction”). Victory Capital serves as the fund’s investment adviser. All references to Amundi US in the prospectus are replaced with Victory Capital. All portfolio managers of Amundi US have become employees of Victory Capital.
In connection with the Transaction, the fund’s Board of Trustees unanimously approved a new investment advisory agreement (the “New Advisory Agreement”) for the fund with Victory Capital. Shareholders approved the New Advisory Agreement for the fund at a meeting held on March 27, 2025 and, as a result, the New Advisory Agreement became effective on April 1, 2025. The terms of the New Advisory Agreement (including fees) are substantially the same as the terms of the fund’s investment advisory agreement with Amundi US.
In connection with the Transaction, Victory Capital Services, Inc., an affiliate of Victory Capital, has become the principal underwriter for the fund pursuant to a new agreement with the fund. All references to Amundi Distributor US, Inc. in the prospectus are replaced with Victory Capital Services, Inc.
The following replaces similar information in the prospectus.
INVESTMENT ADVISER
Victory Capital (the “Adviser”) serves as the investment adviser to the fund pursuant to an investment advisory agreement and oversees the operations of the fund according to investment policies and procedures adopted by the Board. The Adviser is a New York corporation that is registered as an investment adviser with the Securities and Exchange Commission (“SEC”). As of January 31, 2025, the Adviser managed and advised assets totaling in excess of $174.1 billion for individual and institutional clients. The Adviser’s principal address is 15935 La Cantera Parkway, San Antonio, TX 78256.
A discussion regarding the basis of the Board’s approval of the Advisory Agreement between the fund and the Adviser will be available in the Financial Statements filed with the SEC on Form N-CSR for the financial reporting period in which the Advisory Agreement was acted upon by the Board. The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. Pioneer Investments, a Victory Capital investment franchise, is responsible for the day-to-day investment management of the fund.
ADVISORY AGREEMENT
Under the terms of the advisory agreement, the fund will pay to the Adviser monthly, as compensation for the services rendered and expenses paid by it, a fee equal on an annual basis to 1.75% of the fund’s average daily net assets up to $1 billion and 1.70% of the fund’s average daily net assets over $1 billion. This fee is accrued daily and paid monthly.
ADMINISTRATION AGREEMENT
The fund entered into an administration agreement with Victory Capital (the “Fund Administration and Accounting Agreement”), pursuant to which Victory Capital acts as the fund’s administrator, performing certain accounting and administration services for the fund. Victory Capital is reimbursed for its costs of providing such services. The costs of providing these services are based on direct costs and costs of overhead, subject to the Board. In addition, The Bank of New York Mellon (“BNY Mellon”) performs certain sub-administration services for the fund pursuant to an agreement between the fund and BNY Mellon.
Under the Fund Administration and Accounting Agreement, for the administration and fund accounting services that Victory Capital provides, the fund pays Victory Capital an annual fee, accrued daily and paid monthly, at the following annual rates based on the aggregate average daily net assets of all Companies and Funds (as defined in the Fund Administration and Accounting Agreement) together with all other registered investment companies for which Victory Capital acts as administrator (the Companies, the Funds and all such other registered investment companies are referred to herein as the “Clients”), and allocating to each Fund on a pro rata basis calculated based on the Fund’s average daily net assets: 0.08% of the first $15 billion in aggregate Client net assets; plus 0.05% of aggregate Client net assets in excess of $15
0

billion to $30 billion; plus 0.04% of aggregate Client net assets in excess of $30 billion to $85 billion; plus 0.03% of aggregate Client net assets in excess of $85 billion. Victory Capital may periodically waive all or a portion of the amount of its fee that is allocated to any Fund in order to increase the Fund’s net income available for distribution to shareholders.
In addition, the fund reimburses Victory Capital for all of its reasonable out-of-pocket expenses incurred as a result of providing the services under the Fund Administration and Accounting Agreement, including costs associated with implementing new reports required by new rules adopted by the SEC under the Investment Company Act of 1940 (the “1940 Act”).
Except as otherwise provided in the Fund Administration and Accounting Agreement, Victory Capital pays all expenses that it incurs in performing its services and duties as administrator. Unless sooner terminated, the Administration and Fund Accounting Agreement continues in effect for a period of two years and for consecutive one-year terms thereafter, provided that such continuance is approved by the Board or by vote of a majority of the outstanding shares of each Fund and, in either case, by a majority of the Independent Trustees. The Fund Administration and Accounting Agreement provides that Victory Capital shall not be liable for any error of judgment or mistake of law or any loss suffered by the fund in connection with the matters to which the Agreement relates, except a loss resulting from bad faith, willful misfeasance, negligence or reckless disregard of its obligations and duties under the Agreement.
Under the Fund Administration and Accounting Agreement, Victory Capital, among other things, coordinates the preparation, filing and distribution of amendments to the fund’s registration statement, supplements to prospectuses and SAIs, and proxy materials in connection with shareholder meetings; drafts shareholder communications, including annual and semi-annual reports; administers the fund’s other service provider contracts; monitors compliance with investment restrictions imposed by the 1940 Act, the fund’s investment objective, investment policies, and restrictions, tax diversification, and distribution and income requirements; coordinates the fund’s service arrangements with financial institutions that make the fund’s shares available to its customers; assists with regulatory compliance; supplies individuals to serve as fund officers; prepares Board meeting materials; and annually determines whether the services that it provides are adequate and complete.
Victory Capital also performs fund accounting services for the fund. As fund accountant, Victory Capital calculates or oversees the calculation of the fund’s NAV, its dividend and capital gain distributions, if any, and its yield. As fund accountant, Victory Capital also provides a current security position report, a summary report of transactions and pending maturities, a current cash position report, and maintains the general ledger accounting records for the fund.
PLAN OF DISTRIBUTION
Victory Capital Services, Inc. (the “Distributor”), an affiliate of Victory Capital is the principal underwriter of shares of the fund. Shares may be purchased only through the Distributor. The Distributor acts as the distributor of the shares of the fund on a best efforts basis, subject to various conditions, pursuant to the terms of a distributor’s contract with the fund. The Distributor is not obligated to sell any specific amount of shares of the fund. The Distributor will also act as agent for the fund in connection with repurchases of shares.
Shares of the fund will be continuously offered through the Distributor, as the exclusive distributor of the fund’s shares. The fund has authorized one or more intermediaries (e.g., brokers, investment advisers, etc.) (collectively, “intermediaries”) to receive orders on its behalf. Such intermediaries are authorized to designate other intermediaries to receive orders on the fund’s behalf. The fund will be deemed to have received an order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Orders will be priced at the fund’s net asset value next computed after they are received by an authorized broker or the broker’s authorized designee.
34176-00-0425
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Underwriter of Pioneer mutual funds
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